UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 18, 2011
Rockville Financial, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 19, 2011, Rockville Financial, Inc. (the “Company” or “Rockville”) announced the hiring of Marino J. Santarelli as Executive Vice President and Chief Operating Officer of the Company’s subsidiary, Rockville Bank (the “Bank”).
     Mr. Santarelli has entered into an employment agreement with Rockville Financial, Inc. and Rockville Bank, similar in form to those for other executive officers at Rockville below the level of Chief Executive Officer. Accordingly, the term of the Agreement is until December 31, 2011, subject to possible annual extensions. The Agreement provides for an initial base salary of $250,000 per year. The Agreement also provides that Mr. Santarelli will be eligible to earn annual incentive compensation, to participate in executive compensation plans and stock benefit programs and to receive fringe benefits generally available to Rockville Financial, Inc.’s and Rockville Bank’s executive officers. Mr. Santarelli will receive initial stock grants equivalent to $125,000 ($75,000 in stock options and $50,000 in restricted stock grants) vesting over a 4 year period ending in 2015. The Agreement also provides for severance benefits in the event of certain termination events and a change of control. Benefits under a change of control are capped at the golden-parachute level under Internal Revenue Code Section 280G. The Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-solicitation and non-competition. The preceding description of the Agreement is a summary of the material terms of the Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.
     Mr. Santarelli does not have any family relationships with any director or executive officer of Rockville Bank or Rockville Financial, Inc. Mr. Santarelli also does not have any transactions with related persons for purposes of disclosure under Item 404(a) of Regulation S-K. He is 59 years old.
     On July 19, 2011, the Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit 10.1	Employment Agreement dated July 18, 2011 by and among Rockville Financial, Inc., Rockville Bank and Marino J. Santarelli.

Exhibit 99.1	Press Release dated July 19, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2011	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ John T. Lund
John T. Lund
Executive Vice President/ Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Employment Agreement dated July 18, 2011 by and among Rockville Financial, Inc., Rockville Bank and Marino J. Santarelli.

Exhibit 99.1	Press Release dated July 19, 2011.